FORM OF RESTRICTED STOCK AGREEMENT

          THIS AGREEMENT, dated as of the ___ day of __________ 2005, between DYCOM INDUSTRIES, INC., a Florida corporation (the "Company"), and _______________ (the "Participant").

          WHEREAS, the Participant is an officer or key employee of the Company or one of its Affiliates and, subject to the terms and conditions set forth herein, the Company desires to (i) provide the Participant with an additional incentive to remain in its employ, (ii) increase his or her interest in the success of the Company by granting the Participant an Award to receive a certain number of restricted shares ("Restricted Stock") of common stock, par value $.0331/3 per share, of the Company (the "Common Stock") under the Company's 2003 Long-Term Incentive Plan (the "Plan") and (iii) provide the Participant with an opportunity to increase his or her equity ownership in the Company;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

     1.   Definitions; Incorporation of Plan Terms.
          ----------------------------------------

          Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Award Document and the Restricted Stock shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Award Document, the Plan shall govern.

     2.   Grant of Restricted Stock.
          -------------------------

          Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock specified at the foot of the signature page hereof. For purposes of the Plan and this Award Document, the Grant Date is the date specified at the foot of the signature page hereof.

     3.   Vesting of Restricted Stock.
          ---------------------------

          Unless previously vested or forfeited in accordance with the terms of the Plan or this Award Document, the Restricted Stock shall vest and become non-forfeitable in four equal annual installments commencing on the Grant Date (each a "Vesting Date"); provided that the Participant remains in the employ of the Company or one of its Affiliates through such dates. Notwithstanding the foregoing, if a vesting date shall fall on a date which is during a black-out period with respect to the Common Stock to which the Participant is subject, such vesting date shall be delayed until the first day after the expiration of such black-out period. Such vested Restricted Stock shall remain subject to the terms of the Plan and this Award Document and to applicable securities laws and the Company's employee trading policies. Any fractional shares of Common Stock that become distributable at the time such Restricted Stock vests shall be rounded up or down to the nearest whole share.

     4.   Termination of Employment.
          -------------------------

          Except to the extent otherwise provided by the Plan and this Award Document, in the event of the Participant's termination of employment for any reason prior to an applicable Vesting Date, the Participant shall immediately forfeit all unvested Restricted Stock as of the date of such termination. Upon the Participant's termination of employment with the Company or its Affiliates for any reason other than death or Disability, any Restricted Stock Holdings (as defined in Section 5 (b) below) held by the Participant on the date of such termination shall be subject to Section 5(c) below.

     5.   Nontransferability of the Restricted Stock.
          ------------------------------------------

          (a) Unless determined otherwise by the Committee, Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner prior to the date that such Restricted Stock becomes vested and non-forfeitable; provided, however, that Restricted Stock shall be transferable, in whole or in part, with the written consent of the Committee, to trusts established wholly or in part for the benefit of the Participant's immediate family members. Such transfers are subject to the terms and conditions of the Plan and this Award Document. Subject to Section 5(c) below, the restrictions on transferability set forth above shall not apply to Restricted Stock after the date that such Restricted Stock becomes vested and non-forfeitable as set forth herein.

          (b) Upon each Vesting Date, 50% of the shares of Restricted Stock that vest on such Vesting Date shall be transferable, in whole or in part, by the Participant. Subject to this Section 5(b), the remaining 50% of the shares of Restricted Stock that vest on such Vesting Date (net of any shares that the Participant may use to satisfy his or her income and employment tax withholding obligations with respect to such shares of Restricted Stock) shall not be transferable, in whole or in part, by the Participant (the "Non Transferable Shares"). 50% of the shares of Restricted Stock that vest on each future Vesting Date shall be Non Transferable Shares until such Vesting Date as the Fair Market Value (based on the closing price of a share Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange on such Vesting Date) of all Non Transferable Shares held by the Participant, together with all other shares of time vested restricted stock held by the Participant pursuant to prior awards under the Plan or such successor plan, equals or exceeds 100% of the Participant's then annual rate of base salary (the "Restricted Stock Holdings") as determined by the Committee in its sole discretion; provided, however, that any Non Transferable Shares that vest on the Vesting Date in which the Participant attains his or her Restricted Stock Holdings that exceed such Participant's Restricted Stock Holdings shall no longer be Non Transferable Shares and shall be transferable, in whole or in part, by the Participant. Effective as of the date that the Participant attains his or her Restricted Stock Holdings, 100% of the shares of Restricted Stock that vest on each future Vesting Date shall be transferable, in whole or in part, by the Participant. Subject to Section 5(c), the Participant's Restricted Stock Holdings shall not be transferable, in whole or in part. The Committee may, in its sole discretion, allow a Participant to replace Non Transferable Shares with other shares of Common Stock held by the Participant for purposes of satisfying the Restricted Stock Holdings.



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

          (c) Notwithstanding the foregoing, upon the Participant's termination of employment with the Company or its Affiliates for any reason other than death or Disability, such Participant's Restricted Stock Holdings shall not be transferable, in whole or in part, during the 90 day period immediately following such termination of employment. The date of the Participant's termination of employment with the Company or its Affiliates shall be determined by the Committee in its sole discretion.

     6.   Rights as a Stockholder.
          -----------------------

          The Participant shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including, if applicable, the right to vote the Restricted Stock and to receive any cash dividends, subject to the restrictions set forth in the Plan and this Award Document.

     7.   Dividends and Distributions.
          ---------------------------

          Any Common Stock or other securities of the Company received by the Participant as a result of a distribution to holders of Restricted Stock or as a dividend on the Restricted Stock shall be subject to the same restrictions as such Restricted Stock, and all references to Restricted Stock hereunder shall be deemed to include such Common Stock or other securities.

     8.   Issuance of Certificates.
          ------------------------

          Upon the vesting of the Restricted Stock as provided in Section 3, and subject to this Section 8, the Company shall cause new certificates to be assigned with respect to such vested shares and delivered to the Participant or his legal representative. Such Restricted Stock shall contain such legends as the Committee determines are necessary and appropriate in accordance with the terms and conditions set forth herein and in the Plan. Such certificates shall be held in custody by the Company until such time as all of the restrictions and conditions imposed under this Award Document have expired (including, without limitations, Section 5 (c)) and that, as a condition of any award of Restricted Stock, the Participant shall deliver a stock power, endorsed in blank, relating to the Common Stock covered by such award.

     9.   Taxes and Withholdings.
          ----------------------

          No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to Restricted Stock, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount.

          Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligation of the Company under this Award Document shall be conditional upon such payment or arrangements and the Company shall, to the extent


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

permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     10.  Notices.
          -------

          All notices and other communications under this Award Document shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Participant:

          at the last known address on record at the Company.

          If to the Company:

          11770 U.S. Highway 1
          Suite 101
          Palm Beach Gardens, Florida  33408
          Attention:  General Counsel

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Section 10. Notice and communications shall be effective when actually received by the addressee.

     11.  Successor.
          ---------

          Except as otherwise provided hereunder, this Award Document shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any transferee or successor of the Participant pursuant to
Section 5.

     12.  Governing Law.
          -------------

          The interpretation, performance and enforcement of this Award Document shall be governed by the laws of the State of Florida without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Florida.

     13.  Severability.
          ------------

          If any provision of this Award Document shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Award Document, but this Award Document shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     14.  Corporate Changes; Changes in Capitalization.
          --------------------------------------------

          (a) Neither the Plan or this Award Document shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the


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

Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) The number and kind of shares authorized for issuance under the Plan, including the maximum number of shares available under the special limits provided for in the Plan, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of shares of Restricted Stock will be equitably adjusted (including by payment of cash to the Participant) in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such Restricted Stock. The determination as to what adjustments shall be made in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such Restricted Stock shall be made by the Committee, in its sole discretion, and such determination shall be final and binding on the Company and the Participant. Unless otherwise determined by the Committee, such adjusted Restricted Stock shall be subject to the same restrictions and vesting or settlement schedule to which it is subject.

     15.  Exchange Act.
          ------------

          Notwithstanding anything contained in the Plan or this Award Document to the contrary, if the consummation of any transaction under the Plan or this Award Document would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

     16.  Amendment.
          ---------

          Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, amend or modify this Award Document; provided, however, that no amendment or modification of this Award Document shall materially and adversely alter or impair the rights of the Participant without the consent of the Participant. The waiver by either party of compliance with any provision of this Award Document shall not operate or be construed as a waiver of any other provision of this Award Document, or of any subsequent breach by such party of a provision of this Award Document.



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

     17.  No Rights to Future Awards or Continued Employment.
          --------------------------------------------------

          The Participant shall not have any claim or right to receive or be eligible to receive any additional Awards under the Plan. Neither the Plan nor this Award Document nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company or to interfere with or to limit in any way the right of the Company to terminate the employment of the Participant at any time.

     18.  Section 83(b) Election.
          ----------------------

          If, within 30 days of the Grant Date, the Participant makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to all or any portion of the Restricted Stock as of the Grant Date rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Participants shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

     19.  Entire Agreement.
          ----------------

          This Award Document and the Plan set forth the entire agreement and understanding between the parties hereto with respect to the matters covered herein, and supersede all prior agreements and understandings concerning such matters. This Award Document may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Award Document.


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


          IN WITNESS WHEREOF, the Company has caused this Award Document to be executed by its duly authorized officer and the Participant has executed this Award Document, both as of the day and year first above written.


                                         DYCOM INDUSTRIES, INC.


                                         By:
                                            ------------------------------------
                                             Name:  Steven Nielsen
                                             Title: President & CEO



                                         PARTICIPANT


                                          --------------------------------------
                                           Name:
                                           Title:






Number of share of Restricted Stock: ________

Date of Grant:  __________________



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